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                                   EXHIBIT 4.1

                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF MARYLAND

  NUMBER                                                              SHARES

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                               AmericasBank Corp.
                             A Maryland Corporation

                  Authorized: 5,000,000 Shares of Common Stock

This is to Certify that _____________ is the owner of ___________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.
Dated:____________


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Secretary                                 Chairman


REVERSE SIDE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT
TEN ENT - as tenants by the entireties    MIN ACT - .........Custodian..........
JT TEN  - as joint tenants with right                 (Cust)            (Minor)
          of survivorship and not as               under Uniform Gifts to Minors
          tenants in common                        Act.............
                                                         (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, _________ hereby sell, assign and transfer unto (PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)_________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIPCODE OF
ASSIGNEE)

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_________________________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________ Attorney to transfer the said Shares on the books of the within named Corporation, with full power of substitution in the premises.

Dated _______________________  _____
       In presence of

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